UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2009

PAB BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Georgia	1-11823	58-1473302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 North Valdosta Road, Valdosta, GA	31602
(Address of principal executive offices)	(Zip Code)

(229) 241-2775
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into Material Definitive Agreement.

Investment Agreements

On March 5, 2009, PAB Bankshares, Inc. (the “Company”) entered into investment agreements (the “Investment Agreements”) with certain purchasers (each, a “Purchaser” and together, the “Purchasers”) pursuant to which the Company will raise in the aggregate approximately $10,305,000 (the “Offering”).  Under the terms of the Investment Agreements, the Purchasers agreed to purchase 10,305 shares of the Company’s newly-created class of preferred stock to be designated as the Company’s “Series A Contingent Convertible Perpetual Non-cumulative Preferred Stock,” no par value per share (the “Series A Preferred Stock”) at a purchase price of $1,000 per share.  The Series A Preferred Stock will be convertible into shares of the Company’s no par value per share common stock (the “Common Stock”), and upon conversion of the Series A Preferred Stock, holders will receive warrants (the “Warrants”) to purchase shares of Common Stock equal to 30% of the aggregate value of the Series A Preferred Stock.  A majority of the Purchasers are directors, their related affiliates, and executive officers of the Company.

In connection with the execution of the Investment Agreements, the purchase price was transmitted by the Purchasers to The Park Avenue Bank, the Company’s wholly owned banking subsidiary (the “Bank”), as escrow agent, pursuant to a related escrow agreement (the “Escrow Agreement”).  The purchase price will be held by the Bank in escrow until the satisfaction or waiver of a number of conditions set forth in the Investment Agreements, including that the Bank’s total risk-based capital ratio equals or exceeds twelve percent (12.0%).  In the event that any of the conditions in the Investment Agreements are not satisfied or waived by June 30, 2009, the Investment Agreements may be terminated.  However, each of the Purchasers has agreed that in the event of a termination of its respective Investment Agreement, (i) the Purchaser will negotiate in good faith a purchase agreement with the Company, in form satisfactory to the Company and the Purchaser, for the purchase of Common Stock with an aggregate value equal to the amount of the Series A Preferred Stock subscribed for under the terminated Investment Agreement, such stock to be issued in a public or private offering by the Company to take place no later than 120 days after the termination of the Investment Agreement, and (ii) the purchase price will remain in escrow with the Bank for the duration of such 120-day period or unless earlier released pursuant to the terms of the Escrow Agreement.

Terms of the Series A Preferred Stock and the Warrants

The Series A Preferred Stock will pay non-cumulative quarterly dividends in arrears on the last day of January, April, July and October, commencing after the date on which the shares of Series A Preferred Stock are issued (the “Effective Date”).  The dividend rate will be equal to 8.00% per annum from the Effective Date until December 31, 2009 and 16.00% per annum thereafter.  The liquidation preference of the Series A Preferred Stock will be $1,000 per share.  The Series A Preferred Stock will automatically convert into shares of Common Stock on the first business day following the date on which the shareholders’ meeting is held and the necessary shareholder vote is obtained to approve the potential issuance of shares of Common Stock upon conversion of the Series A Preferred Stock and exercise of the Warrants.  The initial conversion price for the Series A Preferred Stock is $3.00, subject to adjustment for stock dividends, stock splits, and similar transactions affecting the Common Stock. The Series A Preferred Stock will rank senior to the Common Stock in terms of dividend payments and distributions upon liquidation, dissolution and winding up of the Company.  The Company may, at its option, redeem, in whole or in part, the shares of Series A Preferred Stock outstanding upon notice to the Purchasers.

Upon conversion of the Series A Preferred Stock, Purchasers will receive warrants (the “Warrants”) to purchase shares of Common Stock equal to 30% of the aggregate value of the Series A Preferred Stock.  The Warrants will have an exercise price equal to $3.75 (which represents 125% of the conversion price of the Series A Preferred Stock).

The issuance of Common Stock upon conversion of the Series A Preferred Stock and exercise of the Warrants is subject to shareholder approval.  The terms of the Series A Preferred Stock will be embodied in Articles of Amendment to the Company’s Articles of Incorporation, which will be filed with the Secretary of State of the State of Georgia immediately prior to the closing of the Offering of the Series A Preferred Stock, and after all conditions to such closing have been satisfied or waived.

Item 3.02. Unregistered Sales of Equity Securities.

The Company is conducting the Offering of the Series A Preferred Stock to the Purchasers through a private placement in reliance upon an exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “ Securities Act ”), afforded by Section 4(2) thereunder, and, in particular, the safe harbor provisions afforded by Regulation D (“ Regulation D ”), as promulgated thereunder. Each of the Purchasers has represented to the Company that he or she is an “accredited investor” as defined in Rule 501(a) of Regulation D.

The other information relating to the Offering and the Series A Preferred Stock and the Warrants, set forth under above under the caption “Item 1.01 Entry into a Material Definitive Agreement,” hereby is incorporated into this Item 3.02 by this reference.

Cautionary Notice Regarding Forward-Looking Statements

Certain of the statements in this Report may constitute “forward-looking statements” for purposes of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify forward-looking statements through our use of words such as “may,” “could,” “should,” “would,” “believe,” and “intend”” and other similar words and expressions of the future. Such forward-looking statements include, without limitation, statements about the completion of the Offering and the issuance of the Series A Preferred Stock.

These forward-looking statements are based upon information presently available to the Company’s management and are inherently subjective, uncertain and subject to change, due to any number of risks and uncertainties, including, without limitation, that the conditions to closing the Offering described herein and in the Investment Agreements are not satisfied or waived and the Company is unable to close the Offering; that the Bank does not meet the total risk-based capital ratio condition contained in the Investment Agreements; and those other risks and factors discussed in the Company’s Annual Report on Form 10-K and other reports and filings that it makes with the Securities and Exchange Commission.

You should not place undue reliance on any forward-looking statements, since those statements speak only as of the date that they are made. The Company has no obligation and does not undertake to publicly update, revise or correct any of the forward-looking statements after the date of this Report or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise, except as otherwise may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

PAB BANKSHARES, INC.

By: /s/ Donald J. Torbert, Jr.
Name: Donald J. Torbert, Jr.
Title: Executive Vice President and Chief Financial Officer

Date: March 10, 2009